Exhibit 99.1 The following is a presentation for use by Calidi Biotherapeutics, Inc. and First Light Acquisition Group (FLAG) at an analyst day on August 16, 2023 in connection with their proposed business combination. ANALYST TEACH -IN DAY | AUGUST 2023 Arming the Immune System to Kill Cancer A novel stem cell-based therapy with payload designed to target and kill tumor cells

Forward-Looking Statements and Legal Disclaimer Forward-Looking Statements This presentation contains forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Terms such as “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “would” as well as similar terms, are forward-looking in nature. The forward-looking statements contained in this presentation are based on Calidi’s current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Calidi will be those that it has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Calidi’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against FLAG, Calidi, the combined company or others following the announcement of the Business Combination, any PIPE Investment that may be proposed to be consummated concurrently with the Business Combination, and any definitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of FLAG, the inability to complete any PIPE Investment or other financing needed to complete the Business Combination, or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Calidi as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions; costs related to the Business Combination; changes in applicable laws or regulations; the evolution of the markets in which Calidi competes; the inability of Calidi to defend its intellectual property and satisfy regulatory requirements; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities; the risk of downturns and a changing regulatory landscape in the highly competitive pharmaceutical industry; the impact of potential global conflicts (including the current conflict in Ukraine) may have on capital markets or on Calidi’s or FLAG’s business; the impact of the COVID-19 pandemic on Calidi’s business; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in FLAG’s final prospectus dated September 9, 2021 and Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 31, 2023, and the risks and uncertainties indicated in the Registration Statement and the definitive proxy statement delivered to FLAG’s shareholders, including those set forth under “Risk Factors” therein, and other documents filed or to be filed with the SEC by FLAG. Presentation Disclaimer This presentation (the “Presentation”) is preliminary in nature and for informational purposes only to assist parties in making their own evaluation with respect to the proposed business combination between First Light Acquisition Group, Inc., a Delaware special purpose acquisition corporation (“FLAG”) and Calidi Biotherapeutics, Inc., a Nevada corporation (together with its subsidiaries and divisions, “Calidi”), and which we refer to as the “Business Combination.” The information contained herein does not purport to be all-inclusive and does not constitute or involve any recommendation with respect to the voting, purchase or sale of any security or as to any other matter by FLAG, Calidi or any other person and none of FLAG, Calidi, nor any of their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. FLAG and Calidi expressly disclaim any and all liability for representations, expressed or implied, contained in, or for omissions from, this Presentation or any other written or oral communication transmitted to any interested party in the course of its evaluation of the Company. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, the FLAG and Calidi make no representation or warranty with respect to the accuracy of such information. This Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax, financial or legal advice. Accordingly, neither Calidi nor FLAG nor any of their respective affiliates, directors, officers, employees or advisers or any other person shall be liable for any direct, indirect or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this Presentation and any such liability is expressly disclaimed. Page © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 2

Forward-Looking Statements and Legal Disclaimer (continued) Additional Information and Where to Find It FLAG has filed with the SEC a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which includes a definitive proxy statement of FLAG, and a prospectus in connection with the proposed business combination transaction involving FLAG and Calidi. The definitive proxy statement and other relevant documents have been mailed to FLAG shareholders as of July 11, 2023, the record date established for voting on the Business Combination. FLAG securityholders and other interested persons are advised to read the definitive proxy statement/prospectus, in connection with FLAG’s solicitation of proxies for the special meeting because these documents will contain important information about FLAG, Calidi, and the Business Combination. Investors, securityholders and other interested persons will also be able to obtain copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by FLAG, once such documents are filed, free of charge, on the SEC’s website at www.sec.gov or by directing a request to: First Light Acquisition Group, Inc., 11110 Sunset Hills Road #2278, Reston, VA 20190. Participants in the Solicitation FLAG and Calidi and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed business combination. FLAG shareholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of FLAG in FLAG’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 31, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from FLAG’s shareholders in connection with the proposed business combination will be included in the definitive proxy statement/prospectus that FLAG intends to file with the SEC. No Offer or Solicitation This presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to buy any security of Calidi, FLAG or any of their respective affiliates. There shall not be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. Page © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 3

# Agenda

| Topic | Presenter |
|---|---|
| Calidi Overview | *Stephen Thesing* |
| Strategy | *Allan Camaisa* |
| Oncolytic Viruses, Stem Cells, and IP | *Antonio F. Santidrian, PhD* |
| CLD-101 \| NeuroNova | *Boris Minev, MD* |
| CLD-201 \| SuperNova | *Boris Minev, MD* |
| Manufacturing Capability | *Amish Patel, PhD* |
| Corporate Governance & Government Affairs | *Wendy Pizarro* |
| Finance | *Tony Kalajian* |
| The Path Forward | *Allan Camaisa* |

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© 2023 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending

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Executive Team with Proven Track Record Boris Minev, Stephen M.D. Allan Camaisa Thesing President, Medical & Chairman & CEO Scientific Affairs, Acting Chief Business Officer CMO Antonio F. Wendy David Sans, Pizarro, Esq. Santidrian, PH.D. PH.D. Chief Administrative Chief Corporate Officer & Chief Legal Development Officer SVP, Global Head of Officer R&D Amish Patel, Tony Kalajian PH.D. Acting CFO Vice President of Technical Operations Page © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 5

Board of Directors with Deep Biopharma Expertise Allan Camaisa Dr. Heehyoung Lee Chairman of the Board Director Scott Leftwich James Schoeneck Vice Chairman of the Board Director George Ng Alfonso Zulueta Director Director © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 6

Calidi Board of Advisors Bernie Fox, Ph.D. Maciej (Matt) S Lesniak, MD Chair, Department of Neurological Surgery © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 7

# Calidi Board of Advisors – continued



### Santosh Kesari, MD, PhD

Chair and Professor, Department of Translational Neuro-Oncology and Neurotherapeutics, Saint John's Cancer Institute



### George Peoples, MD, FACS

Founder and CMO, Cancer Insight CRO
Professor, Surgery, Uniformed Services University
Professor (adjunct), Surgical Oncology, MD Anderson Cancer Center



### Dr. Ashok Srivastava, MD, PhD, MBA

Chief Medical Officer, Senior Vice President Immuno-Oncology, Medical Oncology and Hematology Drug Development, Medical Affairs and Pharmacovigilance for CliniFomatrix



### Ewa Carrier, MD

Vice President, Clinical Development, FibroGen, Inc. She has published many high-impact articles in the areas of stem cell transplantation, cancer stem cells, and cancer vaccines.



### Dr. Dmitriy Zamarin, MD PhD

An accomplished medical oncologist who specializes in the care of women with gynecologic cancers, including cervical, ovarian, and endometrial cancers at Sloan Kettering Cancer Center in New York

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First-In-Class Stem Cell Based Platforms to Deliver Oncolytic Payloads Increase survival rate and therapeutic efficacy in patients suffering targeted delivery of from a wide variety of cancers through allogeneic stem cells loaded with oncolytic viruses (OV) Calidi’s Vision Provide safe and tolerable therapeutic options for cancer patients that improve quality of life and reduce frequency of treatments Arming the Immune System to Kill Using proprietary and scalable, commercially viable state-of-the-art OV and cell-based delivery platforms Cancer Leverage first-in-class platform to drive partnerships with big pharma, government and academia to streamline development pathways Page © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 9

# Highlights

**Calidi Biotherapeutics is a clinical-stage biopharmaceutical company revolutionizing oncolytic viral therapies with stem cell-based platforms**

| | | |
|---|---|---|
| 1 | Two Differentiated Stem Cell Platforms | **CLD-101:** Neural stem cell (NSC) product candidates loaded with oncolytic adenovirus<br>**CLD-201:** Allogeneic Adipose-derived Mesenchymal Stem Cells (AD-MSC) loaded with oncolytic vaccinia virus |
| 2 | Large Target Markets in Areas of High Unmet Need | **First CLD-101 programs target HGG, with a well-defined regulatory pathway and accelerated approval potential**<br>**CLD-201 trials will focus on multiple solid tumor types (Triple Negative Breast Cancer, Head & Neck, Metastatic Melanoma)** |
| 3 | Three Clinical Development Programs | **CLD-101:** Phase1 trial in newly diagnosed HGG - COMPLETED; Phase 1b trial initiating 1H 2024<br>**CLD-101:** Phase 1 trial in recurrent HGG – initiated in 1H 2023<br>**CLD-201:** Phase 1 trial in solid tumor indications (Triple Negative Breast, Head & Neck, Metastatic Melanoma) 2H 2024 |
| 4 | Cutting Edge Stem Cell Manufacturing Processes | **Scalable, cost-efficient manufacturing platform and GMP-grade adipose-derived allogeneic stem cell bank and NSC bank sufficient to support commercial launch**<br>**Opportunity to license cell bank products** |

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Differentiated Wholly-Owned Pipeline in Multiple Cancer Indications Multiple partnership opportunities to potentiate and deliver other existing OV’s, combination therapies and joint development of next generation therapies Non-clinical Pivotal Product Platform Target Indications Discovery Phase 1 Phase 2 Partner studies Trial Newly Diagnosed High Entering Phase 1b/2 Grade Glioma CLD-101 NeuroNova Recurrent High Grade Phase 1 started Glioma Advanced Solid Tumors FDA Pre-IND – Planned Phase 1 (TNBC, Melanoma, Head CLD-201 and Neck) SuperNova Metastatic Solid Tumors CLD-202 Page © © 2 20 02 23 3 C Ca alliid dii B Biio ot th he er ra ap pe eu ut tiic cs s, , I In nc c. . ІІ Co Com mp pa an ny y P Pr ro op pr riie et ta ar ry y; ; P Pa at te en nt ts s iis ss su ue ed d a an nd d p pe en nd diin ng g 11 Cancer indications

Company Strategy Allan Camaisa Chief Executive Officer & Chairman of the Board

# Novel platform: off-the-shelf, cell-based allogeneic stem cells combined with oncolytic viruses

## Cancer Immunotherapy

### Passive Immunotherapy
Immunotherapeutics used to compensate for missing/deficient immune functions

**Tumor specific mAbs**
Targeting of cancer-specific or cancer-associated antigens leading to ADCC mediated lysis, inhibition of downstream signaling or recruitment of T cells (BiTEs)

**Immunomodulators**
The administration of cytokines (IFN-α, IL-2 and IL-12) preferably in combination with standard treatments such as chemotherapy, vaccines and mAbs

**Adoptive cell transfer**
Treatment with *ex vivo* expanded (and engineered) cells such as TILs, NK cells, TCR-modified T cells and CAR T cells

### Active Immunotherapy
Immunotherapeutics used to stimulate effector functions in the patient

**Checkpoint inhibitors**
mAbs administered to release the 'brakes' on the immune system

**Cancer vaccines**
Vaccination with tumor peptides or allogeneic whole tumor cells or the use of autologous DCs as vehicles for tumor antigen delivery

**Oncolytic viruses**
Modified HSV-1 mediated direct lysis of the tumor and systemic stimulation of anti-tumor immune responses.

CALiDi BIOTHERAPEUTICS



**Cell Therapy with OV**
Calidi is revolutionizing the effective delivery of oncolytic viruses for targeted therapy against difficult-to-treat cancers with an off-the-shelf, potent universal cell-based delivery allogeneic stem cell and oncolytic virus combination for use in multiple oncology indications.

CALiDi BIOTHERAPEUTICS
© 2023 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending
Image from De Bousser, E.; Callewaert, N.; Festjens, N. T Cell Engaging Immunotherapies, Highlighting Chimeric Antigen Receptor (CAR) T Cell Therapy. Cancers 2021, 13, 6067. https://doi.org/10.3390/ cancers13236067
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Calidi’s Unique Value Proposition Overcoming Obstacles to Prior Universal Cancer Therapeutic Generation Oncolytic with Potential to Address a Immunotherapy Wide Range of Solid Tumors Track Record of Successful Solving the Challenge of Non-Dilutive Fundraising Manufacturing with Scalable, through Government and Commercially Viable Non-Profit Grants Allogeneic Stem Cell Platform © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 14

Key Partners Partnerships with leading cancer organizations provide validation to Calidi’s unique approach, financing to support clinical trials, and deep expertise in oncology © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 15

From Autologous to Allogeneic, developing a Universal Cancer therapy Prior safety study was conducted using autologous stem cells Future studies will be conducted using allogeneic stem cells The Past The Present and Future Autologous Allogeneic Immune Rejection Stealth Low immunogenicity (Stealth) Cost High Low Potency Patient stem cell dependent Normalized No, requires personalized Off-the-shelf, Product Availability manufacturing Available when needed Patient target Personalized Universal Opportunity to Scale No Yes © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 16

% Cytotoxicity .1 1 10 .1 1 10 100 100 BT-549 BT-549 HS-578T HS-578T Breast Breast MCF7 MCF7 MDA-MB-231 MDA-MB-231 MDAMB468 MDAMB468 SF-268 SF-268 SF-295 SF-295 SF-539 SF-539 CNS CNS SNB-19 SNB-19 SNB75 SNB75 U251 U251 Calidi’s SuperNova: CLD-201 Pre-Clinical Program: Universal Therapeutic HCT-116 HCT-116 HCT-15 HCT-15 Colon HT29 HT29 Colon KM12 KM12 Cancer Treatment SW620 SW620 HL-60 HL-60 Leukemia RPMI-8226 Leukemia RPMI-8226 For Multiple Solid Tumor Types SR SR Personalized Cancer treatment LOX IMVI LOX IMVI CLD-201 observed pre-clinical indications of killing M14 M14 MALME-3M MelanoM mealanoma MALME-3M nearly all tested tumor cell lines (>50) MDAMB435 MDAMB435 SK-MEL S -2 K-MEL-2 SK-MEL-28 SK-MEL-28 0.1 1 10 0.1 1 10 .1 1 10 .1 1 10 .1 1 10 UACC-62 UACC-62 100 A498 100 100 100 1 A50 490 100 A549 A A4 59 48 9 A498BT-549 BT-549 ACHN AsPC1 EKVX Ability to treat only EKVX 50 HS-578T A549 50 HS-5 A 75 84T 9 BT-549 HOP-62 HOP-B 6 x2 PC3 Breast Breast MCF7 ACHN MCF7 one (1) Patient ACHN CAKI-1 HOP-92 HOP- C9 aP2 an2 MDA-MB-231 AsPC1 MDA-MB-231 DU-145 AsPC1 NSCL H226 H226 NSCL EKVX MDAMB468 MDAMB468 BT-549 FG BT-549 NCI-H23 NCI-H23 H226 Manufacturing SF-268 HCI-H460 SF-268 BxPC3 BxPC3 NCI-H322M NCI-H322M HCT-116 SF-295 HCT-15 SF-295 CAKI- H 1CI-H460 Cancer patient HCI-H460 Personalized Therapy CAKI-1 HL-60 SF-539 HO N P-C 62I-H522 SF-539 NC Ca I-P Ha 5n 22 2 CaPan2 CNS HOP-92 CNS SNB-19 IGR-O HV S-5I1 7G 8TR-OV1 SNB-19 DU-145 DU-145 HT29 NCI/ADR-RES SNB75 NCI/ADR-R IGE R-S OV1 SNB75 EKVX EKVX KM12 Calidi’s Universal Cancer treatment OVCAR-3 OVCA LR OX- 3 IMVI U251 U251 FG M14 FG OvarianOvarian OVCAR4 OVCAR4 MALME-3M HCT-116 HCT-116 H22 M6 CF7 H226 OVCAR5 OVCAR5 MDA-MB-231 HCT-15 HCT-15 MDAMB435 HCI-H46 O 0VCAR-8 50 OVCAR-8 50 HCI-H460 MDAMB468 Colon HT29 Colon HT29 MiapacaS 2 KOV3 HC SK T-O 1V 16 3 HCT-116 NCI/ADR-RES KM12 KM12 AsP NC CI-1 H23AsPC1 Ability to treat HCT-15 HCT-15 NCI-H322M SW620 SW620 BxPC3 BxP NCC I-H3 522 HL-60 1- 1.7 million of HL-60 OVCAR-3 HL-60 HL-60 Pancreas CaPan2 Pancreas CaPa OVn C2 AR4 HOP-62 OVCAR5 HOP-62 FG Leukemia RPMI-8226 FG patients per year Leukemia RPMI-8226 OVCAR-8 HOP- P9 AN2 C-1 HOP-92 Miapaca2 SR Miapaca2 SR RPMI-8226 HS-578 SFT -268 HS-578T PANC-1PANC-1 LOX IMVI LOX IMVI SF-295 SF-53D 9 U-145 DU H-T 12 49 5 HT29 Prostate MP 1r 4ostate M14 SK-MEL-2 SK-MEL-28 A498 IGR- A O 4V 91 8 Manufacturing One (1) treatment IGR-OV1 Melanoma MALME M -3 A M LME-3M SKOV3 Melanoma ACHN ACH SN N 12C KM12 K MM D1 A 2MB435 SNB-19 MDAMB435 Universal Therapy for all patients CAKI-1 CAKS I- N1 B75 LOX IMVI LOX IM SK VI-MEL-2 SR SK-MEL-2 SN12C Renal SN12C Renal SW620 M14 S M K1 -4 MEL-28 TK10 SK-MEL-28 TK10 TK10 U251 UACC-62 MALME- U3 AC M C-62 MU AA LC MC E- -3 6M 2 UO-31 UO-31 UO-31 0 0 0 0 MCF7 A549 A M5 C4 F9 7 EKVX MDA-MB-231 EKVX 50 MDA-MB-231 50 HOP-62 HOP-62 MDAMB435 MDAMB435 50 50 HOP-92 HOP-92 MDAMB468 MDAMB468 H226 NSCL H226 Miapaca2 NSCL Miapaca2 © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending NCI-H23 NCI-H23 NCI/ADR-RES Page 17 NCI/ADR-RES NCI-H322M NCI-H322M NCI-H23 NCI-H23 HCI-H460 HCI-H460 NCI-H322M NCI-H322M NCI-H522 NCI-H522 NCI-H522 NCI-H522 IGR-OV1 IGR-OV1 OVCAR-3 OVCAR-3 NCI/ADR-RES NCI/ADR-RES OVCAR4 OVCAR4 OVCAR-3 OVCAR-3 OVCAR5 OVCAR5 Ovarian Ovarian OVCAR4 OVCAR4 OVCAR-8 OVCAR-8 OVCAR5 OVCAR5 PANC-1 PANC-1 OVCAR-8 OVCAR-8 RPMI-8226 RPMI-8226 SKOV3 SKOV3 SF-268 SF-268 AsPC1 AsPC1 SF-295 SF-295 BxPC3 BxPC3 SF-539 SF-539 CaPan2 PancrePaasncreas CaPan2 SK-MEL-2 SK-MEL-2 FG FG SK-MEL-28 SK-MELM -2i8apaca2 Miapaca2 SKOV3 SKOV3 PANC-1 PANC-1 SN12C SN12C DU-145 DU-145 Prostate Prostate A498 SNB-19 SN AB 4-9 18 9 SNB75 ACHN A SN CB H7 N 5 CAKI-1 SR CAKI-1 SR Renal SN12C SW620 Renal S S N W 16 22 C 0 TK10 TK10 TK10 TK10 UO-31 UO-31 U251 U251 0 0 UACC-62 UACC-62 UO-31 UO-31 0 0

Calidi Financing Timeline Series B $25M SPAC $3.1M Funds to Date $1M $4M $50M 2015 2016 2017 2018 2019 2020 2021 2022 2023 © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending

Oncolytic Viruses, Stem Cells, and Intellectual Property Antonio F. Santidrian, PhD Senior Vice President, Global Head of R&D

# ONCOLYTIC VIRUSES: ANTI-TUMOR MECHANISMS

**Once the OV reaches the tumor it triggers three distinct anti-tumor mechanisms:**



TUMOR cells
1.VASCULAR COLLAPSE
2.DIRECT ONCOLYSIS (Killing)
3.ANTITUMOR IMMUNITY

*Adapted from Lee et al Nature Rev Urol 2018*

Activated T cells can now locate, attack and destroy distant tumors.

Durable Anti-tumor immunity

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Oncolytic Viruses Lead to High Therapeutic Index • Minimal systemic toxicity, toxicity profile non-overlapping with Standard of Care • Mechanism of Action – non- overlapping with Standard of Care • Low probability to generate resistance (not seen so far), target multiple oncogenic pathways • Virus dose in the tumor increases with time, as opposed to classical drug pharmacokinetics © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 21

# Calidi Overcomes the Obstacles to Oncolytic Viral Therapy

## Challenges with Naked OV Therapy

### Unprotected Oncolytic Virus



Active Oncolytic Viruses
Rapid inactivation by immune system
Inactivated Oncolytic Viruses
Tumor is Untouched

## Calidi's Solution

### Allogeneic Oncolytic Virus-Loaded Stem Cells



Stem cell loaded with Oncolytic Viruses (OV)
Stem cell protects and amplifies OV
Successfully Targeted Tumor

**Naked oncolytic viruses are quickly eliminated by the patient's immune system, leading to limited therapeutic potential**

**Calidi's Allogeneic Stem Cell Platforms** →

**Allogeneic Stem Cells Protect, Amplify, Deliver and Potentiate OV's**

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Induction of Anti-Tumor Immune Response 2. ANTIGEN PRESENTING 1. TUMOR CELL CELLS PROCESS AND RELEASES TARGET PRESENT ANTIGENS TO T ANTIGENS CELLS 4. ACTIVATED T CELLS INACTIVE CAN NOW DETECT T CELL AND DESTROY 3. T-CELL INITIATES ACTIVATED DISTANT TUMORS ACTIVATION AND T CELL PROLIFERATION CALIDI’S ADVANCED THERAPEUTIC CANDIDATES ARE INTENDED TO ACT AS MONOTHERAPY OR IN COMBINATION WITH MODERN IMMUNO-ONCOLOGY AGENTS (CHECKPOINT INHIBITORS OR CAR-T, AMONG OTHERS) © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 23

# Allogeneic Stem Cell Platforms

## CLD-101 and CLD-201 use oncolytic viruses loaded into stem cells

### Neural Stem Cells (NSC)



- Possess an inherent ability to distribute throughout a brain tumor mass as well as migrate to distant tumor sites regardless of tumor size, anatomic location, or tissue type
- **CLD-101: NeuroNova (NNV)** is composed of an immortalized NSC line loaded with an engineered oncolytic adenovirus
- Completed clinical trial documenting the therapy was well-tolerated and observed signals of efficacy in patients with newly diagnosed glioblastoma (GBM)
- Publication in the journal *Lancet Oncology*

### Adipose-derived Mesenchymal Stem Cells (AD-MSC)



- AD-MSC have significant advantages over other MSCs because of their ease of extraction, maintained potency with age of the donor, significant anti-inflammatory & immune-suppressive properties and documented tumor homing ability
- **CLD-201: SuperNova (SNV)** is composed of a GMP manufactured AD-MSC line loaded with an oncolytic vaccinia virus
- Completed autologous cell clinical trial documenting the therapy was well-tolerated and observed signals of efficacy in 24 patients with advanced solid tumors and 2 patients with AML
- Publication in the *Journal of Translational Medicine (Autologous) and Cancers journal (Allogeneic)*

© 2023 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending

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# Calidi's Platform Advantages

| Oncolytic Virus Platform | CALIDI Cell Protected: Vaccinia Virus Adenovirus | Herpes Virus | Vaccinia Virus | Herpes Virus | Adenovirus |
|---|---|---|---|---|---|
| **Engineered Virus** | ✓ | ✓ | ✓ | ✓ | ✓ |
| **FDA Approved Virus** | X | ✓ | X | X | X |
| **Reduced viral elimination by the immune system** | ✓ | X | X | X | X |
| **Virally-encoded therapeutic expressed at administration** | ✓ | X | X | X | X |
| **Stem cell-derived immune modulators** | ✓ | X | X | X | X |

© 2023 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending

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# Maximizing Therapeutic Responses with Directed Localized Administration

**Directed – Localized administration**

- ✓ High therapeutic index of treated lesion/areas
- ✓ Low toxicity
- ✓ Strong activation of local and systemic antitumor immunity
- ✓ In situ vaccination
- ✓ Efficacy of intratumoral approach shown in clinic trials



CLD-101
(Neuronova)
CLD-201
(Supernova)

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Broad IP Protection Across All Clinical Programs in Development Allogeneic Adipose Tissue-derived and Neural Stem Cell Platforms for Delivery of Oncolytic Viruses Tropic Cell-Based Two US Issued Virotherapy for the Use of Neural Stem Cells to Deliver Oncolytic Adenovirus Patents, One Pending Treatment of Cancer Issued in multiple Use of Adipose Derived Stromal Cells (Autologous & Allogeneic) to Smallpox Vaccine for territories Treatment of Cancer Deliver Oncolytic Viruses Combination Immunotherapy Use of Stem Cells and Oncolytic Viruses, in Combination with Issued in multiple Approach for Treatment of territories Immunotherapies Cancer Enhanced Systems for Cell New Patent-May 2023 Methods to Potentiate and Deliver Naturally Occurring and Armed Mediated Oncolytic Viral -Issued in 1 territory, Viruses Using Stem Cells Pending multiple territories Therapy Issued and allowed in 2 Cell-Based Vehicle for territories. Potentiation of Viral New Genetically Modified Cell Delivery Vehicles Improving Potency Pending in multiple Therapy territories Page © © 2 20 02 23 3 C Ca alliid dii B Biio ot th he er ra ap pe eu ut tiic cs s, , I In nc c. . ІІ Co Com mp pa an ny y P Pr ro op pr riie et ta ar ry y; ; P Pa at te en nt ts s iis ss su ue ed d a an nd d p pe en nd diin ng g 27

CLD-101 (NeuroNova) Boris Minev, MD President, Medical & Scientific Affairs

High-Grade Glioma: Common and Difficult to Treat US Glioblastoma New Diagnoses 13,400 13,200 13,000 12,800 12,600 12,400 Sen. John McCain Sen. Ted Kennedy Beau Biden 12,200 12,000 • Glioblastoma market to reach $10.2B in 2030 with an 11,800 anticipated CAGR of 12.8% during forecast period 21-30 11,600 • $300k to $450k treatment cost • 300,000 cases WW every year Sources: EF Hutton Group Research © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending Cancer.org 29 R. Stupp, et al., NEJM, 2005, vol. 352, p 987 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038

# High-Grade Gliomas

**High-Grade Gliomas** have the most rapid tumor progression rate of any glioma, with poor survival rates

| 5-Year Relative Survival Rate of Patients with High-Grade Gliomas | | | | |
|---|---|---|---|---|
| Age | 20-44 | 45-54 | 55-64 | 64+ |
| 5-Year Survival Rate | **22%** | **9%** | **6%** | **<6%** |

Standard of Care was developed **18 years ago,** and essentially **has not changed.**

- Pioneered by Roger Stupp in 2005 using radiotherapy, temozolomide, and surgical resection

Sources: EF Hutton Group Research
Cancer.org
R. Stupp, et al., NEJM, 2005, vol. 352, p 987

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CLD-101: Platform Overview Adenovirus (CRAd-S-pk7) for CLD-101 Amplifies selectively in tumor cells Radiation treatment upregulates Survivin expression Ø Possess an inherent ability to distribute throughout a brain tumor mass as well as migrate to distant tumor sites regardless of tumor size, anatomic location, or tissue type Neural Stem Cells Ø Calidi’s product CLD-101 is composed of an immortalized NSC line loaded with an engineered oncolytic adenovirus (NSC): Ø Completed Phase 1 clinical trial documenting excellent safety and signals of efficacy in patients with newly diagnosed high grade glioma (HGG) Calidi’s manufacturing of virus-loaded neural stem cells is proprietary, scalable, reproducible and commercially viable Page 31 © © 2 20 02 23 3 C Ca alliid dii B Biio otth he er ra ap pe eu uttiic cs s,, IIn nc c.. ІІ Co Com mp pa an ny y P Pr ro op pr riie etta ar ry y;; P Pa atte en ntts s iis ss su ue ed d a an nd d p pe en nd diin ng g

CLD-101: Significant Published Clinical Results Neural Stem Cell Delivery of an Oncolytic Adenovirus in Newly Diagnosed Patients with Malignant Glioma: A First-in-Human, Phase 1 Clinical Trial (Lancet Oncology, 2021 Aug;22(8):1103-1114) Agent: CLD-101 (NSC-CRAd-S-pk7): Neural stem cells loaded with CRAd-S-pk7 - a chimeric adenoviral vector containing a pk7 fiber modification and a survivin promoter driving E1A replication Methods: After neurosurgical resection, NSC/CRAd-S-pk7 was injected into the walls of the resection cavity. Within 10-14 days, treatment with temozolomide and radiotherapy was initiated Page © © 2 20 02 23 3 C Ca alliid dii B Biio ot th he er ra ap pe eu ut tiic cs s, , I In nc c. . ІІ Co Com mp pa an ny y P Pr ro op pr riie et ta ar ry y; ; P Pa at te en nt ts s iis ss su ue ed d a an nd d p pe en nd diin ng g 32

CLD-101: Significant Published Clinical Results • Treatment with CLD-101 (NSC-CRAd-S-pk7) was safe and tolerable • Treatment achieved favorable therapeutic outcomes in patients with newly diagnosed malignant glioma: best overall response saw one patient responding partially to treatment, another progressing, and 10 with stable disease • The median progression-free survival was 9.1 months, and the median overall survival was 18.4 months • Importantly, in the subset of patients with glioma containing an unmethylated MGMT promoter, the median progression- free survival and overall survivals were 8.8 vs. 5.3 months and 18 vs. 12.7 months, respectively © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 33

CLD-101: Clinical Trial Results in Patients with Newly-diagnosed High Grade Glioma Patient Demographics Tumor Type Tumor Criteria N (N=12) % Demographic Criteria N (N=12) % 18-29 1 8 Wild type 10 83.3 40-49 3 25 IDH1 mutant 2 16.7 IDH1/2 status Age (years) 50-59 3 25 IDH2 mutant 0 0 60-69 4 33 70-79 1 8 Methylated 3 25 MGMT Male 5 42 Unmethylated 9 75 Gender Female 7 58 Number of Cohort Cohort Cohort Total Response Best Response 95% CI Subjects 1 2 3 Evaluable Rate Partial Response 1 1 0 0 12 8.33% (0.21%, 38.48%) iRANO Tumor Response Rate Stable Disease 10 2 2 6 12 83.33% (51.59%, 97.91%) Pseudo- 1 0 1 0 12 8.33% (0.21%, 38.48%) Progression © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 34

CLD-101: Ongoing Trial in Patients with Recurrent High-Grade Glioma Ongoing Phase 1 trial at City of Hope Indication: Recurrent High-Grade Glioma First Patient In: Q2 2023 © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 35

CLD-101: Planned Trial in Patients with Newly-diagnosed High-Grade Glioma Planned Phase 1b/2 Trial at Northwestern University Indication: Newly-Diagnosed High-Grade Glioma T1 First Patient In: 1H 2024 © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 36

CLD-201 (SuperNova) Boris Minev, MD President, Medical & Scientific Affairs

Solid Tumors: Significant Total Addressable Market Global Solid Tumors Market Growth U.S. Estimated Addressable Market – Solid Tumors Tumor Type U.S. Annual Incidence U.S. Annual Deaths 600 NSCLC - Squamous 59,500 33,500 CAGR: 500 NSCLC – Adeno 79,500 44,600 11.09% SCLC 33,000 22,500 400 Breast 287,900 43,300 300 Head & Neck 67,000 15,400 200 Cut. Melanoma 99,800 7,700 Pancreatic 64,000 50,550 100 Prostate 288,300 34,700 0 2022 2032 Ovarian 19,900 12,800 998,900 265,050 Sources: Guggenheim Research © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending H.C. Wainwright Research 38 American Cancer Society Precedence Research USD, Billions

# Calidi's Oncolytic Vaccinia Virus CAL1

## Vaccinia Virus Advantages:

- Not a human pathogen
- **Safely** used as a vaccine for smallpox
- Key natural attenuations **improve tumor selectivity**
- **Highly cytolytic** for most tumor types
- **Large insertion capacity** allows cloning of therapeutic payloads



Surface layer:
Outer membrane
Inner membrane
Core wall
Core
DNA genome
Virion enzymes



Kaufman, H., Kohlhapp, F. & Zloza, A. Oncolytic viruses: a new class of immunotherapy drugs. *Nat Rev Drug Discov* **14**, 642–662 (2015). https://doi.org/10.1038/nrd4663

CALIDI BIOTHERAPEUTICS

© 2023 Calidi Biotherapeutics, Inc. | Company Proprietary; Patents issued and pending

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# Completed study with AUTOLOGOUS Stem Cells loaded with the CAL1 Virus

## Trial Results:

- Combined application of Stem cells and CAL1 virus was well-tolerated in all patients
- The results of the plasma cytokine assays suggested inflammatory reaction starting approximately **1 week** after treatment. No cytokine storm was observed in any patient
- The results of the flow cytometry assays show induction of immune response with memory T cells approximately **1 month** after treatment.
- In 38% of the patients, viral DNA reappeared in patient's peripheral blood **1 week** after treatment, indicative of intra-tumoral virus amplification without uncontrolled viremia or systemic toxicity. **This viral DNA reappearance correlated with an increased survival.**
- **Strong initial signals of efficacy observed**

CALiDi BIOTHERAPEUTICS
© 2023 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending
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# Durable Tumor Regression and Survival

## Calidi Autologous Study: Positive Results in Combination With Checkpoint Inhibitor

- Age/Sex: 70/M
- Diagnosis: Metastatic Head & Neck SCC
- Stage IV_B
- Injected tumor was previously resistant to chemo- and radio-therapy

**Patient Case: Patient #SI01-021**

**Day 17 post-treatment**



**Day 45 post-treatment**


CAROLINA

**Day 52 post-treatment**


CAROLINA

**Day 194 post-treatment: complete response**



previously resistant tumor has fully regressed

**Primary objective - Safety:** There were no treatment-related side effects

**Secondary objective, Response and Patient Survival:**
43 days after treatment the patient received Opdivo (anti-PD-1 treatment) and 76 days after treatment the patient received local radiation therapy
194 days post treatment the previously resistant tumor had fully regressed

© 2023 Calidi Biotherapeutics, Inc. | Company Proprietary; Patents issued and pending

Minev, et al. Journal of Translational Medicine (2019) 17:271

CALIDI BIOTHERAPEUTICS

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Durable Tumor Regression and Survival (continued) • Age/Sex: 68/M • Diagnosis: Thyroid Papillary Carcinoma • Stage IV Patient Case: Patient #SI01-047 Day 85 post-treatment: tumor Day 30 post-treatment Day 65 post-treatment has fully regressed Primary objective - Safety: There were no treatment-related side effects Secondary objective, Response and Patient Survival: 36 hours after treatment, patient received Ipilimumab (anti-CTLA-4), by 85 days tumor fully regressed © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending Minev, et al. Journal of Translational Medicine (2019) 17:271 42

Calidi’s next generation product: CLD-201 – ALLOGENEIC Stem Cells loaded with the CAL1 Virus ADVANTAGES of Using Allogeneic Stem Cells: IMPROVED POTENCY: larger number of viral particles inside the stem cells BETTER REPRODUCIBILITY: CLD-201 product is composed of cultured and expanded mesenchymal stem cells only, ensuring reproducibility with very minimal lot-to-lot variations SCALE: CLD-201 can be used to treat many patients, as billions of doses can be manufactured from a single mini liposuction of a healthy donor, using Calidi’s manufacturing protocols IMPROVED PATIENT COMPLIANCE: Patients are not subjected to a liposuction procedure, which has a potential to cause infection and other complications REDUCED COST: Significantly lower cost per dose as there is no need to manufacture, characterize and release individual product from each patient © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 43

Development of Allogeneic Cell-Based Product VP-001 GMP master cell bank p2 Calidi owns 8 allogeneic adult adipose (AAA)-derived stem cell (AD-MSC) banks + 1 NSC proliferation/scalability profile Allogeneic GMP Master cell bank p2 (VP01), is used in several clinical trials to treat patients with COVID-19-induced acute respiratory distress syndrome (ARDS) (Pivotal trial ongoing via partnership) VP-001 is avaliable for additional partnerships New manufacturing protocols offer the potential to generate quadrillions of doses of stem cells from a single donor 1 single donor can be used for multiple indications, clinical development programs and commercialization Scaled-up VP-001 cells maintained: - Genetic stability - Identity - Biological activity at thawing © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 44

# Advantages of Calidi's Technology

*Vaccinia virus (VACV) engineered to express red fluorescent protein.*
*RED signal indicates virus amplification leading to killing of cancer cells*

**(A) Treatment: CAL1 – naked virus**


PC3 (prostate cancer)
24h

Preclinical in vitro data shows that Vaccinia Virus (VACV) kills tumor cells

**(B) Treatment: CAL1 - naked virus**


PC3 (prostate cancer)
+ HUMAN SERUM
24h

Human serum can inhibit oncolytic virus activity by blocking its capacity to infect and kill tumor cells

**(C) Treatment: CAL1 + AD-MSC**


PC3 (prostate cancer)
+ HUMAN SERUM
24h

**Treatment efficacy is restored when adipose derived stem cells (AD-MSC) are used to protect and potentiate the oncolytic vaccinia virus**

© 2023 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending

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CLD-201: Improved efficacy in tumor models in vivo Stem cells (AD-MSCs) increase therapeutic efficacy in mouse models of CAL1-vaccinia virus in vivo after intra- tumoral administration CT26 PC3 © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 46

CLD-201: Therapeutic Response in Different Mouse Models Cell Line Cancer Type Growth Inhibition Models B16-F10 Melanoma 78% Syngeneic EMT-6 Breast 69% Syngeneic CT-26 Colon 77% Syngeneic Tramp-C2 Prostate 99% Syngeneic RM-1 Prostate 57% Syngeneic PC3 Prostate 59% Xenograft MDA-MB-231 Breast 98% Xenograft © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 47

CLD-201: Intratumoral administration induces significant systemic therapeutic response (abscopal effect) Bilateral tumor-bearing colon cancer (CT26) mouse model. CAL1 (naked) CLD-201 (+ stem cells) Distant tumor Left untreated Ø Only 1 tumor was treated. Ø Therapeutic response was followed in both tumors Three (3x) intratumoral administrations of CLD-201 (Stem cells + CAL1) but not naked virus (CAL1) inhibit tumor growth of both treated and distant untreated tumors Page © © 2 20 02 23 3 C Ca alliid dii B Biio ot th he er ra ap pe eu ut tiic cs s, , I In nc c. . ІІ Co Com mp pa an ny y P Pr ro op pr riie et ta ar ry y; ; P Pa at te en nt ts s iis ss su ue ed d a an nd d p pe en nd diin ng g 48 Control Cal1 (1X) Cal1 (3X) CLD-201 (1X) CLD-201 (3X) Control Cal1 (1X) Cal1 (3X) CLD-201 (1X) CLD-201 (3X)

CLD-201: Local administration induced both robust local and systemic immune cell infiltration CD4 Teffs/ Tregs CD4 (T cells) CD8 (T cells) Tregs CD8/Treg Control Treatment Control Treatment Control Treatment Control Treatment Control Treatment Groups were compared by unpaired two-tailed T-test (*P < 0.05, **P < 0.01, ***P < 0.001 ) Page © © 2 20 02 23 3 C Ca alliid dii B Biio ot th he er ra ap pe eu ut tiic cs s, , I In nc c. . ІІ Co Com mp pa an ny y P Pr ro op pr riie et ta ar ry y; ; P Pa at te en nt ts s iis ss su ue ed d a an nd d p pe en nd diin ng g 49

CLD-201: Development Pathway Pre-IND meeting held Next Steps cGMP Final Drug Product Manufacturing to be completed in 1Q 2024, Phase 1 clinical trial initiation in 2H 2024: A Phase 1/2 study of intra-tumoral administration of CLD-201, alone or in combination with checkpoint inhibitors, in patients with advanced metastatic solid tumors Indications: TNBC, unresectable melanoma, squamous cell head and neck carcinoma Page © © 2 20 02 23 3 C Ca alliid dii B Biio ot th he er ra ap pe eu ut tiic cs s, , I In nc c. . ІІ Co Com mp pa an ny y P Pr ro op pr riie et ta ar ry y; ; P Pa at te en nt ts s iis ss su ue ed d a an nd d p pe en nd diin ng g 50

CLD-201: Planned Clinical Development A Phase 1/2 study of intra-tumoral administration of CLD-201, alone or in combination with checkpoint inhibitors, in patients with advanced metastatic solid tumors Part 1: Dose Escalation • Classical 3+3 trial design. Three dose levels will be tested, alone or in combination with Checkpoint Inhibitor (anti PD-L1) • Three to 6 patients will be enrolled at each dose level depending on DLTs observed. Part 2: Expansion in Three Indications • Ten patients with metastatic melanoma, ten patients with triple-negative breast cancer (TNBC), and ten patients with squamous cell head & neck carcinoma will be treated • The single SNV1 dose is identified in Part 1 of this trial. Part 3: Expansion in the Best-Responding Indication – Phase 2 • 30 to 50 patients with the best responding indication determined in Part 2 • The single SNV1 dose is identified in Part 1 of this trial. © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 51

Clinical and Commercial Manufacturing and Supply Chain Amish Patel, PhD VP, Technical Operations

Manufacturing and Supply Chain: Overview First in Class stem cell loaded oncolytic virus therapy platform with successful GMP production • Scalable, cost-efficient manufacturing platform • GMP-grade adipose-derived allogeneic stem cell bank and Virus banks sufficient to support clinical and commercial launch • Treatment designed for (CLD201 SNV) or (CLD101 NNV) as a cryopreserved vial ready to use • Opportunity to license cell bank products © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 53

# Manufacturing activities for CLD-101 (NeuroNova NNV)

## CLD-101 (NNV): Neural stem cells (NSC) delivering CRAd-s-pk7 oncolytic Adenovirus


Virus Seed
CRAd-s-pk7 oncolytic Adenovirus
Virus amplification
City of Hope
Master Virus Seed Stock (MVSS)
CRAd-s-pk7
City of Hope
Master Cell Bank (MCB)
A549 Virus host cell line
Virus amplification
City of Hope
Working Virus Seed Stock (WVSS)
CRAd-s-pk7
Virus loading into stem cells
City of Hope
Finished Drug Product (FDP)
Virus loaded stem cells
VIBALOGICS
Master Cell Bank (MCB)
Neural stem cells (NSC)
For allogeneic use
Cryopreservation
Release and stability

**Indications:**
- Newly Diagnosed High Grade Glioma
- Recurrent High Grade Glioma

© 2023 Calidi Biotherapeutics, Inc. | Company Proprietary; Patents issued and pending

CALIDI

# Manufacturing activities for CLD-201 (SuperNova SNV)

**CLD-201 (SNV): Adipose-derived MSC (AD-MSC) delivering oncolytic Vaccinia Virus CAL1**



PROBIO
Virus Seed
Vaccinia Virus CAL1
Virus amplification
Master Virus Bank
(MVB)
Vaccina Virus CAL1
PROBIO
Master Cell Bank
(MCB)
CV-1 Virus host cell line
Virus amplification
PROBIO
Working Virus Banks
(WVB)
Vaccina Virus CAL1
Virus loading into stem cells
City of Hope
Finished Drug Product
(FDP)
Virus loaded stem cells
Cellipont
Master Cell Bank (MCB)
AD-MSC
For allogeneic use
Cryopreservation
Release and stability

**Indications:**
**Advanced Solid Tumors**
- Triple-Negative Breast Cancer
- Melanoma
- Head and Neck Cancer

CALiDi
© 2023 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending

# Roadmap to Phase 2 and commercialization: CDMO selection progress



Development Timeline
Preclinical development
Phase 1
Phase 2/Phase 3/Commercial
2021
2022
2023
2024
2025 onwards
Today
Current CDMO vendors
Pilot/GMP drug product batches
Initiate new CDMO evaluation
Scale–up in house
Partnering with selected CDMOs
Scale-up Tech Transfer
GMP Production at CDMO
Commercial-ready process

| CDMO | SNV | | | NNV | | | Analytical | Supply Chain &storage |
|---|---|---|---|---|---|---|---|---|
| | Virus banks | Stem Cell banks | Drug Product | Virus banks | Stem Cell banks | Drug Product | | |
| 1 | √ | √ | √ | √ | √ | √ | √ | / |
| 2 | √ | √ | √ | √ | √ | √ | √ | / |
| 3 | √ | √ | √ | √ | √ | √ | √ | / |

√ Quote Available
√ Quote Pending

- Table listed selected CDMOs with good capability match and quality and regulatory experience
- Top 3 of **26 evaluated CDMOs**

© 2023 Calidi Biotherapeutics, Inc. I Confidential and Proprietary; Patents issued and pending

CALIDI BIOTHERAPEUTICS

Corporate Governance & Government Affairs Wendy Pizarro Chief Legal Officer

Commitment to Diversity, Equity & Inclusion in Clinical Trials Increase under-represented communities in clinical trials • For Example: Non-Hispanic Black women are disproportionately burdened with the highest breast cancer death rates in Los Angeles (18%). Strategic Planning – Education, Access and Community Outreach • Initiatives include: • Unbiased and inclusive screening protocols for diverse enrollment • Outreach sensitive to diverse languages & cultures • Partnerships with local clinics, community centers, leaders & volunteers • Accessible & inclusive marketing, e.g., social media, flyers, & outreach • Participation in community/cultural fairs and women’s advocacy events • Translation services and referral networks for ongoing engagement • Educational workshops, health fairs, family days *Key Differentiator for Government Contracts & Grants* © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 58

CIRM Grants Awarded Supporting Calidi’s Lead Programs Grant type: CLIN2 - Clinical Trial Stage Program $12 Granted to: City of Hope (PI: Dr. Portnow) Million Product: CLD-101 (NNV2) Objective: Support Phase 1 clinical trial in Recurrent High-Grade Glioma Dec. ‘22 Grant type: CLIN1 – Late-Stage Pre-clinical Program $3.1 Granted to: Calidi Biotherapeutics (PI: Dr. Minev) Million Product: CLD-201 (SNV1) Objective: Support manufacturing, Non-clinical and other IND-enabling activities Dec. ‘22 © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 59

Finance Tony Kalajian Chief Financial Officer

Financials and Timing of Filings ØMarcum LLP engaged as new auditor effective November 2022 ØPCAOB/SEC compliant audits of FY2022 and FY2021 consolidated financial statements completed ØInterim period Q1 2023 review completed and signed off included in the S-4 A/3 filed ØQ2 2023 interim period financials due by August 14, 2023 - expect to include in the “Super 8-K” after we close ØQ3 2023 interim period financials due by November 14, 2023 - expect to be filed in our first Form 10Q ØCommenced SOX implementation – expect to complete project by end of year 2023 – for management certifications (404a only) in the 2023 annual report. © 2023 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 61

The Path Forward Allan Camaisa Chief Executive Officer & Chairman of the Board

# Rapidly Growing OV Market With High Unmet Medical Needs

## Large total addressable market

- **Large total addressable market** across current indications of focus: Melanoma, GBM, TNBC, H&N
- **~56k patients** across all Calidi indications** (U.S. only)
- **5-6** key OV **Competitors**
- **$9-11B***** (U.S. TAM)

## Rapidly **growing** OV **market** with **high unmet needs**

| **2021** | **2030** |
|---|---|
| **1** approved OV | **6-8** approved OVs |
| **$150M*** | **$2.4B*** |

## Differentiated technology with early signals of efficacy

- Additional data needed to show clinical differentiation vs. competitor base
- **40 assets** in OV Clinical pipeline

(*) Oncolytic Virus Immunotherapy Market Size is Predicted to Hit US$ 2.4 Billion by 2030 | BioSpace
(**) Types of Cancer | Cancer.Net
(***) Oncology Cancer Drugs Market Size is projected to reach USD (globenewswire.com)

CALiDi BIOTHERAPEUTICS

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# Initial Target Indications Have a U.S. Estimated Annual TAM of $9B+



Calidi U.S. total addressable market (2022E)
Billions of USD
Estimates do not account for treatment rate, physician prescribing behavior, competition or other correction adjustments
12
10
8
6
4
2
0
$0.5-1B
$2.5-3.5B
$2-2.5B
$3.5-4.5B
$9-11B
Melanoma
TNBC*
GBM**
Head & Neck
2022E

| Melanoma | TNBC* | GBM** | Head & Neck | 2022E | |
|---|---|---|---|---|---|
| ~3.6K | ~17K | ~12K | ~23K | ~56K | Projected Patients |

- Assuming annual pricing similar to other I/O therapies (e.g., Keytruda), Calidi's U.S. TAM was estimated to be $9-11B in 2022
  - Given the sizable patient populations, there is particularly significant opportunity within Triple Negative Breast Cancer (TNBC) and Head & Neck Cancer indications
- Note: Exclusive of other solid tumor indications

© 2023 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending

(*) https://www.cancer.org/cancer/breast-cancer/about/how-common-is-breast-cancer.html

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# Upcoming Key Milestones: 2023 & 2024

| | 2023 | | 2024 | |
|---|---|---|---|---|
| | 1H | 2H | 1H | 2H |
| **CLD-101** (NNV1) | | | First patient dosed CLD-101 (NNV1) | |
| **CLD-101** (NNV2) | First patient dosed CLD-101 (NNV2) | | Interim Clinical trial results CLD-101 (NNV2) | |
| **CLD-201** (SNV1) | | | cGMP Final Drug Product Manufactured | First patient dosed CLD-201 (SNV1) |
| **Corporate Updates** | | Anticipated Calidi deSPAC IPO | | |

CALiDi BIOTHERAPEUTICS
© 2023 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending
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# Review of Highlights

CALiDi BIOTHERAPEUTICS

**Calidi Biotherapeutics is a clinical-stage biopharmaceutical company revolutionizing oncolytic viral therapies with stem cell-based platforms**

| | | |
|---|---|---|
| 1 | Two Differentiated Stem Cell Platforms | **CLD-101:** Neural stem cell (NSC) product candidates loaded with oncolytic adenovirus<br>**CLD-201:** Allogeneic Adipose-derived Mesenchymal Stem Cells (AD-MSC) loaded with oncolytic vaccinia virus |
| 2 | Large Target Markets in Areas of High Unmet Need | **First CLD-101 programs target HGG, with a well-defined regulatory pathway and accelerated approval potential**<br>**CLD-201 trials will focus on multiple solid tumor types (Triple Negative Breast Cancer, Head & Neck, Metastatic Melanoma)** |
| 3 | Three Clinical Development Programs | **CLD-101:** Phase1 trial in newly diagnosed HGG - COMPLETED; Phase 1b trial initiating 1H 2024<br>**CLD-101:** Phase 1 trial in recurrent HGG – initiated in 1H 2023<br>**CLD-201:** Phase 1 trial in solid tumor indications (Triple Negative Breast, Head & Neck, Metastatic Melanoma) 2H 2024 |
| 4 | Cutting Edge Stem Cell Manufacturing Processes | **Scalable, cost-efficient manufacturing platform and GMP-grade adipose-derived allogeneic stem cell bank and NSC bank sufficient to support commercial launch**<br>**Opportunity to license cell bank products** |

CALiDi BIOTHERAPEUTICS
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Thank You Contact: Stephen Thesing sthesing@calidibio.com